Exhibit 99.2

Signature of Shareholder Date: Note: Please sign exactly as your name appears on this Voting Instructions Card. 1. Approval of the merger with Exelon Corporation on substantially the terms set forth in the merger agreement. 2. Advisory vote on compensation that may become payable to named executive officers in connection with the completion of the proposed merger. 3. Adjournment of the special meeting of shareholders, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1. JOHN SMITH 1234 MAIN STREET APT. 203 NEW , NY 10038 SPECIAL MEETING OF SHAREHOLDERS OF CONSTELLATION ENERGY GROUP, INC. November 17, 2011 CONSTELLATION ENERGY GROUP, INC. EMPLOYEE SAVINGS PLAN, REPRESENTED EMPLOYEE SAVINGS PLAN FOR NINE MILE POINT, AND EMPLOYEE SAVINGS PLAN FOR CONSTELLATION ENERGY NUCLEAR GROUP, LLC INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00033030000000001000 7 COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on November 17, 2011: The Joint Proxy Statement/Prospectus is available at http://www.amstock.com/proxyservices/constellation Please check this box if you plan to attend the meeting FOR AGAINST ABSTAIN

0 14475 CONFIDENTIAL VOTING INSTRUCTIONS TO TRUSTEE These Voting Instructions are requested in conjunction with a proxy solicitation by the Board of Directors of CONSTELLATION ENERGY GROUP, INC. TO: T. ROWE PRICE TRUST COMPANY, AS TRUSTEE UNDER EMPLOYEE SAVINGS PLANS I hereby instruct T. Rowe Price Trust Company, as directed Trustee under the Constellation Energy Group, Inc. Employee Savings Plan, the Represented Employee Savings Plan for Nine Mile Point and the Employee Savings Plan for Constellation Energy Nuclear Group, LLC (the “Plans”), to vote by proxy, all shares of common stock of Constellation Energy credited to my account under the Plans at the special meeting of shareholders of Constellation Energy to be held on November 17, 2011, and at any adjournments thereof, in the manner specified on the reverse side of this form with respect to each proposal identified thereon (as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement), and Mayo A. Shattuck III and Charles A. Berardesco (or their substitutes, or one acting alone in the absence of the other), in their discretion shall vote in person on any other business as may properly come before the special meeting. The shares credited to your account will be voted as directed. If the card is not signed, or if the card is not received by November 13, 2011, the shares credited to your account will be voted in the same proportion as directions received from participants. If no instructions are specified on a signed card, the shares credited to your account will be voted in accordance with the recommendations of the Board of Directors of Constellation Energy: “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. (Continued and to be signed on the reverse side) CONSTELLATION ENERGY GROUP, INC. To Participants in all Employee Savings Plans: The enclosed Notice of Special Meeting of Shareholders, Proxy Statement, and Voting Instructions Card for the Special Meeting of Shareholders, to be held on November 17, 2011, are being furnished to you by Constellation Energy Group, Inc. (“Constellation Energy”) on behalf of the Trustee under the Plans. In accordance with your Plan and the Trust Agreement with the Trustee, you may instruct the Trustee how to vote the shares of common stock held for you under the Plan. Therefore, please complete the enclosed Voting Instructions Card and return it in the accompanying envelope by November 13, 2011. After receipt of the properly executed Voting Instructions Card, the Trustee will vote as indicated on the Voting Instructions Card. However, in accordance with the Trust Agreement, even if you do not send in a signed Voting Instructions Card, the Trustee is instructed to vote your shares in the same proportion as the Trustee was instructed to vote shares for which it received Voting Instructions Cards. Each Plan participant who is a holder of record of other shares of Constellation Energy stock will receive, separately, a proxy card and accompanying proxy material to vote the shares of common stock registered in his or her name. Marcia B. Behlert Plan Administrator To attend the special meeting please detach this portion of the Voting Instructions Card and present it at the shareholder registration table upon arrival.